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                             MEDI-JECT CORPORATION



                             ----------------------



                      PREFERRED STOCK PURCHASE AGREEMENT


                             ----------------------


                           Dated September 27, 1993

                                 ______ Shares

                                      of

                     Series B Convertible Preferred Stock

                               ($.01 Par Value)
                   (Liquidation Preference $1.00 per share)


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


                             Medi-Ject Corporation
                      PREFERRED STOCK PURCHASE AGREEMENT
                      ----------------------------------


                                                              September 27, 1993

[Investor Address]



Dear Sirs:

          Medi-Ject Corporation, a Minnesota corporation (the "Company") agrees with ____________, a _______ corporation ("Investor"), as follows:

          1.   Authorization of Issue of Shares.  The Company has authorized the
               --------------------------------
issue and sale of up to 3,000,000 shares of its present class of Preferred Stock, such shares to be constituted as a new series of Preferred Stock, and being designated as the "Series B Convertible Preferred Stock" (herein referred to as the "Series B Preferred Shares"). The relative powers, preferences and rights and qualifications, limitations and restrictions of the Series B Preferred Shares shall be set forth in a Certificate of Designations, Preferences and Rights (the "Certificate of Designations") which shall be substantially in the form hereof attached hereto as Exhibit A.

          Certain capitalized terms used in this agreement (the "Agreement") are used as defined herein; references to an article or section are, unless otherwise specified, to one of the articles or sections of the Agreement and references to an "Exhibit" are, unless otherwise specified, to one of the exhibits attached to the Agreement.

          2.   Sale and Purchase Price.  The Company will issue and sell to
               -----------------------
Investor and, subject to the terms and conditions herein set forth, Investor will purchase from the Company _______ Series B Preferred Shares at the purchase price of $1.00 per share (the "Shares").

          3.   Closing.  The closing of the sale of the Shares to Investor shall
               -------
take place at the offices of Dorsey & Whitney, 220 South Sixth Street, Minneapolis, Minnesota at 10:00 A.M. Minneapolis time on September 27, 1993 or such other date thereafter as shall be mutually agreeable to Investor and the Company (September 27, 1993 or such other date being herein called the "Closing Date").

          At the closing, the Company shall deliver to Investor a certificate, dated the Closing Date, representing the Shares purchased by it on such date, registered in its name (or in the name of its nominee if it so specifies to the Company at least 48 hours prior to such date) against payment to the Company of the purchase price of Shares being purchased.

          4.   Representations and Warranties by the Company.  In order to
               ---------------------------------------------
induce Investor to enter into the Agreement and to purchase the Shares, the Company hereby represents and warrants to Investor that, except as disclosed in the attached Exhibit B:

               4.1   Organization, Standing, etc.  The Company is a corporation
                     ---------------------------
duly organized, validly existing and in good standing under the laws of the state of Minnesota, and has the requisite corporate power and authority to own its properties and to carry on its business in all material respects as it is now being conducted. The Company has the requisite corporate power and authority to issue the Shares, the Option, the shares of its common stock into which the Shares are convertible (the "Conversion Shares") and to otherwise perform its obligations under the Agreement.

               4.2   Governing Instruments.  The copies of the articles of
                     ---------------------
incorporation, as amended by the Certificate of Designations (the "Articles of Incorporation") and bylaws of the Company which have been delivered to legal counsel for Investor prior to the execution of the Agreement are true and complete copies of the duly and legally adopted Articles of Incorporation and bylaws of the Company in effect as of the date of the Agreement.

               4.3   Subsidiaries, Etc.  The Company does not have any direct or
                     -----------------
indirect ownership interest in any corporation, partnership, joint venture, association or other business enterprise.

               4.4   Qualification.  The Company is duly qualified, licensed or
                     -------------
domesticated as a foreign corporation in good standing in each jurisdiction wherein the nature of its activities or the properties owned or leased by it makes such qualification, licensing or domestication necessary and in which failure to so qualify or be licensed or domesticated would have a material adverse impact upon its business.

               4.5   Financial Statements.  Attached to the Agreement as Exhibit
                     --------------------
C are (a) a balance sheet, as of July 31, 1993 for the Company together with the related statements of operations and shareholders equity for the seven months then ended, which balance sheet and related statements are unaudited. Such financial statements (i) are in accordance with the books and records of the Company, (ii) present fairly the financial condition of the Company at the balance sheet date and the results of its operations for the period therein specified, and (iii) have, in all material respects, been prepared in accordance with generally accepted accounting principles and (b) a consolidated balance sheet of the Company for the twelve-month fiscal periods ending March 31, 1991 and 1992 and the nine month fiscal period ending December 31, 1992, and the consolidated statements of income and retained earnings and changes in financial position for the same periods, all as reported on by the Company's independent certified public accountants. Without limiting the generality of the foregoing, the balance sheet or notes thereto disclose all of the debts, liabilities and obligations of any nature (whether absolute, accrued or contingent and whether due or to become due) of the Company at July 31, 1993, which, individually or in the aggregate, are material and which in accordance with generally accepted accounting principles would be required to be disclosed in such balance sheet, and includes appropriate reserves for all taxes and other liabilities accrued as of such dates but not yet payable.

               4.6   Tax Returns and Audits.  All required federal, state and
                     ----------------------
local tax returns or appropriate extension requests of the Company have been filed, and all federal, state and local taxes required to be paid with respect to such returns have been paid or due provision for the payment thereof has been made. The Company is not delinquent in the payment of any such tax or in the payment of any assessment or governmental charge. The Company has not received notice of any tax deficiency proposed or assessed against it, and it has not executed any waiver of any statute of limitations on the assessment or collection of any tax. None of the Company's tax returns has been audited by governmental authorities in a manner to bring such audits to the Company's attention. The Company does not have any tax liabilities except those reflected on Exhibit C or those incurred in the ordinary course of business since July 31, 1993.

               4.7   Changes, Dividends, etc.  Except for the transactions
                     -----------------------
contemplated by the Agreement, since July 31,1993, the Company has not: (i) incurred any debts, obligations or liabilities, absolute, accrued or contingent and whether due or to become due, except current liabilities incurred in the ordinary course of business which (individually or in the aggregate) will not materially and adversely affect the business, properties or prospects of the Company; (ii) paid any obligation or liability other than, or discharged or satisfied any liens or encumbrances other than those securing, current liabilities, in each case in the ordinary course of business; (iii) declared or made any payment to or distribution to its shareholders as such, or purchased or redeemed any of its shares of capital stock, or obligated itself to do so; (iv) mortgaged, pledged or subjected to lien, charge, security interest or other encumbrance any of its assets, tangible or intangible, except in the ordinary course of business; (v) sold, transferred or leased any of its assets except in the ordinary course of business; (vi) suffered any physical damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the properties, business or prospects of the Company; (vii) entered into any transaction other than in the ordinary course of business;
(viii) encountered any labor difficulties or labor union organizing activities;
(ix) issued or sold any shares of capital stock or other securities or granted any options, warrants, or other purchase rights with respect thereto other than pursuant to the Agreement; (x) made any acquisition or disposition of any material assets or became involved in any other material transaction, other than for fair value in the ordinary course of business; (xi) increased the compensation payable, or to become payable, to any employees, or made any bonus payment or similar arrangement with any employees or increased the scope or nature of any fringe benefits provided for its employees; or (xi) agreed to do any of the foregoing other than pursuant hereto. There has been no material adverse change in the financial condition, operations, results of operations or business of the Company since July 31, 1993 (other than continued losses from operations that the Company has incurred, which are generally consistent with its historical losses from operations since December 31, 1992).

               4.8   Title to Properties and Encumbrances.  The Company has good
                     ------------------------------------
and marketable title to all of its tangible properties and assets, including without limitation the properties and assets reflected on Exhibit C and the properties and assets used in the conduct of its business, except for property disposed of in the ordinary course of business since July 31, 1993, which properties and assets are not subject to any mortgage, pledge, lease, lien, charge, security interest, encumbrance or restriction, except (a) those which are shown and described on Exhibit C or the notes thereto, (b) liens for taxes and assessments or governmental charges or levies not at the time due or in respect of which the validity thereof shall currently be contested in good faith by appropriate proceedings, or (c) those which do not materially affect the value of or interfere with the use made of such properties and assets.

               4.9   Conditions of Properties.  The plant, offices and equipment
                     ------------------------
of the Company have been kept in good condition and repair in the ordinary course of business.

               4.10   Litigation; Governmental Proceedings.  There are no legal
                      ------------------------------------
actions, suits, arbitrations or other legal, administrative or governmental proceedings or investigations pending or, to the knowledge of the Company, threatened against the Company, or its properties or business, and the Company is not aware of any facts which are likely to result in or form the basis for any such action, suit or other proceeding. The Company is not in default with respect to any judgment, order or decree of any court or any governmental agency or instrumentality. The Company has not been threatened with any action or proceeding under any business or zoning ordinance, law or regulation.

               4.11   Compliance With Applicable Laws and Other Instruments.
                      -----------------------------------------------------
The business and operations of the Company have been and are being conducted in all material respects in accordance with all material, applicable federal, state and local laws, rules and regulations, with respect to which failure to so comply would have a material adverse impact upon the Company's business or operations. Neither the execution and delivery of the Agreement and the issuance of the Shares nor fulfillment of nor compliance with the terms and provisions hereof or thereof or of the Series B Preferred Shares, including, without limitation, the provisions of the Certificate of Designations, will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, the Articles of Incorporation or By-Laws of the Company or any mortgage, agreement, instrument, order, judgement, decree, statute, law, rule or regulation to which the Company or its property is subject. The Company is not in default under any outstanding indenture or other debt instrument or with respect to the payment of principal of or interest on any outstanding obligations for borrowed money or in arrears with respect to any dividends upon any shares of its preferred stock, and there exists no default by the Company under any of its contracts or agreements, or under any instrument by which the Company is bound, which materially and adversely affects its business, operations or financial condition.

               4.12   Governmental Consent, Etc.  The Company is not required to
                      -------------------------
 obtain any consent, approval or authorization of, or to make any declaration or filing with any governmental authority as a condition to or in connection with the valid execution, delivery and performance of the Agreement and the valid offer, issue, sale or delivery of the Shares, or the performance by the Company of its obligations in respect thereof.

               4.13   Shares and Conversion Shares.  The Shares, when issued and
                      ----------------------------
paid for pursuant to the terms of the Agreement, will be duly authorized, validly issued and outstanding, fully paid, nonassessable shares and shall be free and clear of all pledges, liens, encumbrances and restrictions, except as set forth in article 12 or in the Company's Articles of Incorporation. The Series B Preferred Shares will rank superior to the shares of each other series of preferred stock of the Company now outstanding with respect to priority in payment of dividends and the distribution of assets upon any liquidation of the Company. The Option granted pursuant to the Option Agreement is duly authorized, validly granted and outstanding, fully paid and free and clear of all pledges, liens, and encumbrances and restrictions, except as set forth in article 12. The Conversion Shares have been reserved for issuance and, when issued upon conversion of the Shares, will be duly authorized, validly issued and outstanding, fully paid, nonassessable and free and clear of all pledges, liens, encumbrances and restrictions, except as set forth in article 12.

               4.14   Securities Laws.  Based in part upon the representations
                      ---------------
in article 5, no consent, and assuming full compliance with article 12, authorization, approval, permit or order of or filing with any governmental or regulatory authority is required under current laws and regulations in connection with the execution and delivery of the Agreement or the offer, issuance, sale or delivery of the Shares or the Option to Investor, other than the qualification thereof, if required, under applicable state securities laws, which qualification has been or will be effected as a condition of these sales. Under the circumstances contemplated by the Agreement, the offer, issuance, sale and delivery of the Shares, the Option and the Conversion Shares will not, under current laws and regulations, require compliance with the prospectus delivery or registration requirements of the federal Securities Act of 1933, as amended (the "Securities Act").

               4.15   Patents and Other Intangible Rights.  To the best of its
                      -----------------------------------
knowledge, the Company (a) owns or has the exclusive right to use, free and clear of all material liens, claims and restrictions, all patents, trademarks, service marks, trade names, copyrights, licenses and rights with respect to the foregoing, used in the conduct of its business as now conducted without infringing upon or otherwise acting adversely to the right or claimed right of any person under or with respect to any of the foregoing, (b) is not obligated or under any liability whatsoever to make any payments of a material nature by way of royalties, fees or otherwise to any owner of, licensor of, or other claimant to, any patent, trademark, trade name, copyright or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise, (c) owns or has the unrestricted right to use all trade secrets, including know-how, customer lists, inventions, designs, processes, computer programs and technical data necessary to the development, manufacture, operation and sale of all products sold or proposed to be sold by it, free and clear of any rights, liens or claims of others, and (d) is not using any confidential information or trade secrets of others.

               4.16   Capital Stock.  At the date hereof, the authorized capital
                      -------------
stock of the Company consists of 10,000,000 common shares, $.01 par value, of which 237,685 shares are issued and outstanding, 1,600,000 shares of Series A Convertible Preferred Stock, $.01 par value, of which 1,409,376 shares are issued and 3,000,000 shares of Series B Convertible Preferred Stock, of which no shares are issued. All of the outstanding shares of the Company were duly authorized, validly issued and are fully paid and nonassessable. There are no outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, convertible securities or other agreements or arrangements of any character or nature whatever, other than the Agreement, under which the Company is obligated to issue any securities of any kind representing an ownership interest in the Company. Neither the offer nor the issuance or sale of the Shares constitutes an event, under any anti-dilution provisions of any securities issued or issuable by the Company or any agreements with respect to the issuance of securities by the Company, which will either increase the number of shares issuable pursuant to such provisions or decrease the consideration per share to be received by the Company pursuant to such provisions. No holder of any security of the Company is entitled to any preemptive or similar rights to purchase any securities of the Company from the Company; provided, however, that nothing in this section 4.16 shall affect, alter or diminish any right granted to Investor in this Agreement.

               4.17   Outstanding Debt.  The Company does not have any material
                      ----------------
indebtedness incurred as the result of a direct borrowing of money, including, but not limited to, indebtedness with respect to trade accounts, except as set forth in Exhibit C or the notes thereto. The Company is not in default in the payment of the principal of or interest or premium on any such indebtedness, and no event has occurred or is continuing under the provisions of any instrument, document or agreement evidencing or relating to any such indebtedness which with the lapse of time or the giving of notice, or both, would constitute an event of default thereunder.

               4.18   Schedule of Assets and Contracts.  Prior to the execution
                      --------------------------------
of the Agreement, the Company has delivered to legal counsel for Investor a schedule of assets and contracts, specifically referring to this section 4.18 and listing the following items:

               (a) Schedule 1: a true and complete description of all real properties owned by the Company;

               (b) Schedule 2: each indenture, lease, sublease, license or other instrument under which the Company claims or holds a leasehold interest in real property;

               (c) Schedule 3: each lease of personal property involving payments remaining to or from the Company in excess of $10,000;

               (d) Schedule 4: each written or oral contract, agreement, subcontract, purchase order, commitment or arrangement involving payments remaining to or from the Company in excess of $10,000 and each other agreement material to the Company's business to which the Company is a party or by which it is bound, under which full performance (including payment) has not been rendered by any party thereto;

               (e) Schedule 5: any collective bargaining agreements, employment agreements, consulting agreements, noncompetition agreements, nondisclosure agreements, executive compensation plans, profit sharing
     plans, bonus plans, deferred compensation   agreements, employee pension
     retirement plans and employee benefit stock option or stock purchase plans and other employee benefit plans, entered into or adopted by the Company;

               (f) Schedule 6: all bank accounts (or accounts with other financial institutions) maintained by the Company, together with the persons authorized to make withdrawals from such accounts;

               (g) Schedule 7: the name of each employee of the Company who is paid a remuneration of $50,000 or more per year, each such employee's job title, and a complete description of the duties and services performed by such employee;

               (h) Schedule 8: each royalty and/or license agreement material to the Company's business;

               (i) Schedule 9: list of all patents, patent applications, trademarks, trademark applications, and trade names held by, or filed in the name of, the Company;

               (j) Schedule 10: list of distributors of the Company's products who individually contribute in excess of 5% of the Company's net sales, and any market studies performed by or on behalf of the Company within the last two years; and

               (k) Schedule 11: list of all holders of equity in the Company (assuming the exercise of all options and warrants currently outstanding), each such person or entity's respective shareholdings (on a fully diluted basis), and the terms of any outstanding options and/or warrants.

               Prior to the Closing Date, the Company shall provide legal counsel for Investor with a true and complete copy of each document referred to on such schedules.

               The Company has in all material respects substantially performed all material obligations required to be performed by it to date and is not in default in any material respect under any of the material contracts, agreements, leases, documents, commitments or other arrangements to which it is a party or by which it is otherwise bound. All instruments referred to in the schedules described in this section 4.18 are in effect and enforceable according to their respective terms, and there is not under any of such instruments any existing material default or event of default or event which, with notice or lapse of time or both, would constitute an event of default thereunder. All parties having material contractual arrangements with the Company are in substantial compliance therewith and none are in material default in any respect thereunder.

               4.19   Corporate Acts and Proceedings.  The execution and
                      ------------------------------
delivery of the Agreement and the adoption of the Certificate of Designations have been duly authorized by all necessary corporate action on behalf of the Company, has been duly executed and delivered by authorized officers of the Company, and, with respect to the Agreement, is a valid and binding agreement on the part of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights generally and to judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies. All corporate action necessary to the authorization, creation, reservation, issuance and delivery of the Shares, the Option and the Conversion Shares has been taken by the Company, or will be taken by the Company on or prior to the Closing Date.

               4.20   Accounts Receivable.  To the extent that they exceed the
                      -------------------
reserves for doubtful accounts set forth in Exhibit C, the accounts receivable which are reflected in Exhibit C and all accounts receivable of the Company which have arisen since July 31, 1993 (except such accounts receivable as have been collected since July 31, 1993) are valid and enforceable claims, and the goods and services sold and delivered which gave rise to such accounts were sold and delivered in conformity with the applicable purchase orders, agreements and specifications. Such accounts receivable are subject to no valid defense or offsets except routine customer complaints or warranty demands of an immaterial nature.

               4.21   Inventories.  The inventories of the Company which are
                      -----------
reflected in Exhibit C and all inventory items which have been acquired since July 31, 1993 consist of raw materials, supplies, work-in-process and finished goods of such quality and quantities as are, to the best of the Company's knowledge, currently usable or salable in the ordinary course of its business.

               4.22   Purchase Commitment and Outstanding Bids.  No material
                      ----------------------------------------
purchase commitment of the Company is in excess of normal, ordinary and usual requirements of its business, or was made at any price in excess of the then current market price, or contains terms and conditions more onerous than those usual and customary in the industry. There is no outstanding material bid, sales proposal, contract or unfilled order of the Company which (a) will, or could if accepted, require the Company to supply goods or services at a cost to the Company in excess of the revenues to be received therefrom, or (b) quotes prices which do not include a mark-up over reasonably estimated costs consistent with past mark-ups on similar business or market conditions current at the time.

               4.23   Insurance Coverage.  There are in full force policies of
                      ------------------
insurance issued by insurers of recognized responsibility insuring the Company and its properties and business against such losses and risks, and in such amounts, as in the Company's best judgment, after advice from its insurance broker, are acceptable for the nature and extent of such business and its resources.

               4.24   No Brokers or Finders.  No person, firm or corporation has
                      ---------------------
or will have, as a result of any act or omission of the Company, any right, interest or valid claim against the Company or Investor for any commission, fee or other compensation as a finder or broker in connection with the transactions contemplated by the Agreement. The Company will indemnify and hold Investor harmless against any and all liability with respect to any such commission, fee or other compensation which may be payable or determined to be payable in connection with the transactions contemplated by the Agreement.

               4.25   Conflicts of Interest.  No officer, director or
                      ---------------------
shareholder of the Company or any affiliate (as such term is defined in Rule 405 under the Securities Act) or any such person has any direct or indirect interest
(a) in any entity which does business with the Company, (b) in any property, asset or right which is used by the Company in the conduct of its business, or
(c) in any contractual relationship with the Company other than as an employee. For the purpose of this section 4.25, there shall be disregarded any interest which arises solely from the ownership of less than a 1% equity interest in a corporation whose stock is regularly traded on any national securities exchange or in the over-the-counter market or any payment required to be made by the Company in an amount less than $2,500 annually.

               4.26   Licenses.  The Company possesses from the appropriate
                      --------
agencies, commissions, boards and/or government bodies and authorities, whether state, local or federal, all licenses, permits, authorizations, approvals, franchises and rights which (a) are necessary for it to engage in the business currently conducted by it, and (b) if not possessed by the Company would have a material adverse impact on the Company's business.

               4.27   Disclosure.  The Company has not knowingly withheld from
                      ----------
Investor any material facts relating to the assets, business, operations, financial condition or prospects of the Company taken as a whole. No representation or warranty in the Agreement or in any certificate, schedule, statement or other document furnished or to be furnished to Investor pursuant hereto or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact required to be stated herein or therein or necessary to make the statements herein or therein not misleading.

               4.28   Registration Rights.  Other than under this Agreement, the
                      -------------------
Company has not agreed to register any of its authorized or outstanding securities under the Securities Act.

               4.29   Retirement Plans.  The Company does not have any
                      ----------------
retirement plans in which any employees of the Company participates that is subject to any provisions of the Employee Retirement Income Security Act of 1974 and of the regulations adopted pursuant thereto ("ERISA").

               4.30   Environmental and Safety Laws.  To the best of the
                      -----------------------------
Company's knowledge, the Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

               4.31   Employees.  To the best of the Company's knowledge, no
                      ---------
officer of the Company or employee of the Company (whose annual compensation is in excess of $50,000) has any plans to terminate his or her employment with the Company. The Company has complied in all material respects with all laws relating to the employment of labor, including provisions relating to wages, hours, equal opportunity, collective bargaining and payment of Social Security and other taxes, and the Company has not encountered any material labor difficulties. To the best of the Company's knowledge, the Company does not have any worker's compensation liabilities, except those reflected on Exhibit B.

               4.32   Absence of Restrictive Agreements.  To the best of the
                      ---------------------------------
Company's knowledge, no employee of the Company is subject to any secrecy or non-competition agreement or any agreement or restriction of any kind that would impede in any way the ability of such employee to carry out fully all activities of such employee in furtherance of the business of the Company. To the best of the Company's knowledge, no employer or former employer of any employee of the Company has any claim of any kind whatsoever in respect of any of the rights described in section 4.15 of the Agreement.

          5.   Representations of Investor.  Investor represents that:
               ---------------------------

               5.1   Investment Intent.  The Shares being acquired are being
                     -----------------
purchased for investment for its own account and not with the view to, or for resale in connection with, any distribution or public offering thereof; provided
                                                                        --------
that the disposition of Investor's property shall at all times be and remain within its control and subject to the provisions of the Agreement. Investor understands that the Shares have not been registered under the Securities Act or any state securities laws by reason of their contemplated issuance in transactions exempt from the registration requirements of the Securities Act pursuant to section 4(2) thereof and applicable state securities laws, and that the reliance of the Company and others upon these exemptions is predicated in part upon this representation by Investor. Investor further understands that the Shares may not be transferred or resold without (i) registration under the Securities Act and any applicable state securities laws, or (ii) an exemption from the requirements of the Securities Act and applicable state securities laws.

          Investor understands that an exemption from such registration is not presently available pursuant to Rule 144 promulgated under the Securities Act by the Securities and Exchange Commission (the "Commission") and that in any event Investor may not sell any securities pursuant to Rule 144 prior to the expiration of a two-year period after it has acquired such securities. Investor understands that any sales pursuant to Rule 144 can be made only in full compliance with the provisions of Rule 144.

               5.2   Qualification as an Accredited Investor, Etc.  Investor
                     --------------------------------------------
qualifies as an "accredited investor" for purposes of Regulation D promulgated under the Securities Act. Investor acknowledges that the Company has made available to it at a reasonable time prior to the execution of the Agreement the opportunity to ask questions and receive answers concerning the terms and conditions of the sale of securities contemplated by the Agreement and to obtain any additional information (which the Company possesses or can acquire without unreasonable effort or expense) as may be necessary to verify the accuracy of information furnished to it. Investor (a) is able to bear the loss of its entire investment in the Shares without any material adverse effect on its business, operations or prospects, and (b) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment to be made by it pursuant to this Agreement.

               5.3   Acts and Proceedings.  The Agreement has been duly
                     --------------------
authorized by all necessary corporate action, has been duly executed and delivered and the performance hereof by Investor is within its corporate powers.

               5.4   No Brokers or Finders.  No person, firm or corporation has
                     ---------------------
or will have, as a result of any act or omission by Investor, any right, interest or valid claim against the Company for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transactions contemplated by the Agreement. Investor will indemnify and hold the Company harmless against any and all liability with respect to any such commission, fee or other compensation which may be payable or determined to be payable in connection with the transactions contemplated by the Agreement.

          6.   Conditions of Investor's Obligation to Purchase the Shares on the
               -----------------------------------------------------------------
Closing Date.  The obligation to purchase and pay for the Shares which Investor
- ------------
has agreed to purchase on the Closing Date is subject to the fulfillment prior to or on such Closing Date of the conditions set forth in this article 6. In the event that any such condition is not satisfied to the satisfaction of Investor, it shall not be obligated to proceed with the purchase of the Shares.

               6.1   No Errors, etc.  The representation and warranties of the
                     --------------
Company under the Agreement shall be true in all material respects as of the Closing Date with the same effect as though made on and as of the Closing Date.

               6.2   Compliance with Agreement.  The Company shall have
                     -------------------------
performed and complied with all agreements or conditions required by the Agreement to be performed and complied with by it prior to or as of the Closing Date.

               6.3   No Event of Default.  There shall exist at the time of such
                     -------------------
closing no condition or event which would constitute an Event of Default or which, after notice or lapse of time or both, would constitute an Event of Default.

               6.4   Certificate of Officers.  The Company shall have delivered
                     -----------------------
a certificate, dated the Closing Date, executed by the President of the Company and certifying to the satisfaction of the conditions specified in sections 6.1,
6.2 and 6.3.

               6.5   Opinion of the Company's Counsel.  The Company shall have
                     --------------------------------
delivered an opinion, satisfactory in form and substance to Investor, of Dorsey & Whitney, counsel for the Company, dated the Closing Date and in the form of Exhibit D attached hereto.

               6.6   Amendment of Articles of Incorporation.  The Articles of
                     --------------------------------------
Incorporation of the Company as in effect on the date hereof shall have been amended and supplemented by the Certificate of Designations and, except for the provisions of the Certificate of Designations, such Articles of Incorporation shall not have been amended, modified or supplemented in any respect except as consented to by Investor in writing.

               6.7   Purchase Permitted by Applicable Law.  The purchase of and
                     ------------------------------------
payment for the Shares to be purchased by Investor on the Closing Date, on the terms and conditions herein provided (including the use of the proceeds of the issuance of the Shares by the Company) shall not violate any applicable law or governmental regulation and shall not subject Investor to any tax, penalty or liability, or require Investor to make any filings or to register or qualify, under or pursuant to any applicable law or governmental regulation, and Investor shall have received such certificates or other evidence as it may reasonably request to establish compliance with this condition.

               6.8   No Adverse Action or Decision.  There shall be no action,
                     -----------------------------
suit, investigation or proceeding pending, or, to the best of the Company's knowledge, threatened (by any public official or governmental authority), against or affecting the Company, any of its properties or rights, or any of its employees, associates, officers or directors, before any court, arbitrator or administrative or governmental body which (i) seeks to restrain, enjoin, prevent the consummation of or otherwise affect transactions contemplated by the Agreement, or (ii) questions the validity or legality of any such transactions or seeks to recover damages or to obtain other relief in connection with any such transactions.

               6.9   Approvals and Consents.  The Company shall have duly
                     ----------------------
received all authorizations, consents, approvals, licenses, franchises, permits and certificates by or of and shall have made all filings and effected all registrations and qualifications with, all Federal, State and local governmental authorities necessary for the issuance of the Shares, and all thereof shall be in full force and effect at the time of closing and shall be effective to permit such issuance, and Investor shall have received such certificates or other evidence as it may reasonably request to establish compliance with this condition.

               6.10   Proceedings.  All corporate and other proceedings to be
                      -----------
taken by the Company in connection with the transactions contemplated hereby and all documents incident thereto shall be reasonably satisfactory in substance and form to Investor and its legal counsel, and Investor and its legal counsel shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

               6.11   Supporting Documents. Investor shall have received the
                      --------------------
following:

               (a) A copy of resolutions of the Board of Directors of the Company certified by the secretary of the Company authorizing and approving the execution, delivery and performance of the Agreement;

               (b) A certificate of incumbency executed by the Secretary of the Company certifying the names, titles and signatures of the officers authorized to execute the Agreement and further certifying that the Articles of Incorporation and By-Laws of the Company delivered to legal counsel for Investor at the time of the execution of the Agreement have been validly adopted and have not been amended or modified; and

               (c) Such additional supporting documentation and other information with respect to the transaction contemplated hereby as legal counsel for Investor may reasonably request.

               6.12   Qualification Under State Securities Laws.  All
                      -----------------------------------------
registrations, qualifications, permits and approvals required under applicable state securities laws for the lawful execution and delivery of the Agreement and the offer, sale, issuance and delivery of the Shares to Investor at the Closing shall have been obtained.

               6.13   Proceedings and Documents.  All corporate and other
                      -------------------------
proceedings and actions taken in connection with the transactions contemplated hereby and all certificates, opinions, agreements, instruments and documents mentioned herein or incident to any such transaction shall be satisfactory in form and substance to legal counsel for Investor.

               6.14   Employee Shareholder Agreements.  Each of Dr. Franklin
                      -------------------------------
Pass and Dirk Dunlap shall have executed a shareholder agreement (the "Shareholder Agreement") with each of the Company, Investor, Cherry Tree Ventures I Partnership Liquidating Trust and Cherry Tree Ventures II, a Minnesota limited partnership (together, the Cherry Tree Ventures I Partnership Liquidating Trust and Cherry Tree Ventures II are referred to herein as "CTV"), which provides the Company a first right of refusal and, if this right is not so exercised by the Company, provides CTV and Investor, on a pro rata basis, in proportion to their respective shareholdings (with preferred shares counted on an as-if-converted basis), a right of second refusal on any proposed disposition or transfer by them of any securities issued by the Company to any person or entity (other than transfers to members of a shareholder's immediate family, transfers by a shareholder for estate planning purposes, a transfer to a trust for the benefit of such shareholder or for the benefit of a member of such shareholder's immediate family and transfers upon the death of a shareholder), all as set forth more fully in the Shareholder Agreement.

               6.15  Employment Agreements.  Each of the Chairman of the Board
                     ---------------------
and President of the Company shall have entered into new employment agreements with the Company (which employment agreements shall be in form and substance reasonably satisfactory to Investor).

               6.16  Bonus Program.  The Board of Directors shall have approved
                     -------------
the adoption of a bonus share program to reward key employees with stock options and/or cash. The terms of such program shall be in form and substance reasonably satisfactory to Investor and no amendment or revision to such program shall become effective without the approval of the Board of Directors.

               6.17  Operating Plans.  The delivery to Investor, and receipt of
                     ---------------
Investor's approval with respect to actual and forecasted income and cash flow statements and balance sheets for the twelve month period ending December 31, 1993, and a forecasted income and cash flow statements and balance sheets for the fiscal years ending December 31, 1994, 1995, 1996 and 1997.

               6.18  Co-Sale Agreement.  Each of Investor and CTV shall have
                     -----------------
entered into a Co-Sale Agreement (the "Co-Sale Agreement"), in the form of the attached exhibit E.

               6.19  Development Agreement.  Each of Investor and the Company
                     ---------------------
shall have executed that certain Technology License and Co-Development Agreement, (the "Development Agreement") simultaneous with the Closing of the Shares contemplated hereby.

          7.   Affirmative Covenants of the Company.  Subject to the provisions
               ------------------------------------
of article 14, (and so long as the Option shall remain outstanding and not fully exercised or Investor shall beneficially hold in excess of 5% (determined on an as converted basis) of the capital stock of the Company, considered on a fully diluted basis), the Company covenants and agrees as follows:

               7.1   Corporate Existence.  The Company will maintain its
                     -------------------
corporate existence in good standing and comply with all applicable laws and regulations of the United States or of any state or political subdivision thereof and of any government authority where failure to so comply would have a material adverse impact on the Company or its business or operations.

               7.2   Books of Account and Reserves.  The Company will keep books
                     -----------------------------
of record and account in which full, true and correct entries are made of all of its and their respective dealings, business and affairs, in accordance with generally accepted accounting principles. The Company will employ certified public accountants selected by the Board of Directors of the Company who are

"independent" within the meaning of the accounting regulations of the Commission. The Company will have annual audits made by such independent public accountants in the course of which such accountants shall make such examinations, in accordance with generally accepted auditing standards, as will enable them to give such reports or opinions with respect to the financial statements of the Company as will satisfy the requirements of the Commission in effect at such time with respect to reports or opinions of accountants (except with regard to the Commission's requirements for accounting for preferred shares as debt rather than equity).

               7.3   Furnishing of Financial Statements and Information. The
                     --------------------------------------------------
Company will deliver to Investor:

               (a) as soon as practicable, but in any event within 30 days after the close of each month, an unaudited consolidated balance sheet of the Company as of the end of such month, together with the related statements of consolidated operations for each month;

               (b) as soon as practicable and in any event within 60 days after the end of each quarterly period (other than the last quarterly period) in each fiscal year, a statement of income and a statement of changes in financial position of the Company for the period from the beginning of the current fiscal year to the end of such quarterly period, and a consolidated balance sheet of the Company as at the end of such quarterly period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year, all in reasonable detail, and subject to changes resulting from year-end adjustments;

               (c) as soon as practicable, but in any event within 90 days after the end of each fiscal year statement of income and a consolidated statement of changes in financial position of the Company for such year, and a balance sheet of the Company as at the end of such year, setting forth in each case in comparative form corresponding figures from the preceding annual audit, all in reasonable detail and together with an opinion directed to the Company of independent certified public accountants of recognized standing selected by the Company;

               (d) within 15 days after the Company learns of the commencement or written threats of the commencement of any material suit, legal or equitable, or of any material administrative, arbitration or other proceeding against the Company or its business, assets or properties, written notice of the nature and extent of such suit or proceedings;

               (e) promptly after the submission thereof to the Company, copies of all reports and recommendations submitted by independent public accountants in connection with any annual, interim or special audit of the accounts of the Company made by such accountants;

               (f) promptly upon transmission thereof, copies of all reports, notices, financial statements, proxy statements, registration statements and notifications filed by it with the Commission pursuant to any act administered by the Commission or furnished to shareholders of the Company or to any national securities exchange;

               (g) concurrently with the delivery in each year of the financial statements referred to in section 7.3(c), a statement and report signed by the independent public accountants who certified such financial statements to the effect that they have read the Agreement and that in the course of the audit upon which such certificate was based they have become aware of no condition or event which constituted an Event of Default under article 11 or which, after notice or lapse of time or both, would constitute or if such accountants did become aware of such condition or event, specifying the nature and period of existence thereof;

               (h) with reasonable promptness, such other financial data relating to the business, affairs and financial condition of the Company as is available to the Company and as from time to time Investor may reasonably request.

               7.4   Inspection.  The Company covenants that it will permit any
                     ----------
persons or entitles designated in writing by Investor to visit and inspect at its expense any of the properties, corporate books and financial records of the Company and its subsidiaries (and to make photocopies thereof or make extracts therefrom), and to discuss the affairs, finances and accounts of any such corporations with the principal officers of the Company and its independent public accountants, all at such reasonable times and as often as Investor may reasonably request. Investor shall maintain, and shall require its representatives to maintain, all information obtained from the Company pursuant to section 7.3, this section 7.4, and section 7.5 on a confidential basis, and shall only disclose such information to its and its affiliates, officers, directors, agents and/or employees who shall be advised by Investor of such confidentiality obligation.

               7.5  Preparation and Approval of Budgets.  At least one month
                    -----------------------------------
prior to the beginning of each fiscal year of the Company, the Company shall prepare and submit to its Board of Directors, for its review and approval, an annual plan for such year, which shall include monthly capital and operating expense budgets, cash flow statements and profit and loss projections itemized in such detail as the Board of Directors may reasonably request. The Company will, simultaneously with the submission thereof to the Board of Directors, deliver a copy of such annual plan to Investor.

               7.6  Payment and Taxes and Maintenance of Properties. The Company
                    -----------------------------------------------
will:

               (a) pay and discharge promptly, or cause to be paid and discharged promptly when due and payable, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or upon any of its properties, other than such taxes, assessments, charges or levies as the Company is contesting in good faith through appropriate proceedings; and

               (b) maintain and keep, or cause to be maintained and kept its properties in good repair, working order and condition.

               7.7  Insurance.  The Company will obtain and maintain in force
                    ---------
such property damage, public liability, business interruption, worker's compensation, indemnity bonds and other types of insurance as the Company's executive officers, after consultation with an accredited insurance broker, shall determine to be necessary or appropriate to protect the Company from the insurable hazards or risks associated with the conduct of the Company's business. The Company's executive officers shall periodically report to the Board of Directors on the status of such insurance coverage.

               All such insurance policies shall be maintained in at least such amounts and to such extent as shall be determined to be reasonable by the Board of Directors. All such insurance shall be effected and maintained in force under a policy or policies issued by insurers of recognized responsibility, except that the Company or any subsidiary may effect worker's compensation or similar insurance in respect of operations in any state or other jurisdiction either through an insurance fund operated by such state or other jurisdiction or by causing to be maintained a system or systems of self-insurance which is in accord with applicable laws.

               7.8  Payment of Indebtedness and Discharge of Obligations. To the
                    ----------------------------------------------------
fullest extent reasonably possible, the Company will make timely payment of all amounts due under, and will observe, perform and discharge all of the material covenants, conditions and obligations which are imposed on it by, any and all indentures and other agreements securing or evidencing all indebtedness resulting from bank or other direct borrowings by the Company or pursuant to which such indebtedness is issued.

               7.9  Representation on Board of Directors; Directors' and
                    ----------------------------------------------------
Shareholders' Meetings.  From and after the Closing Date, (i) the Company's
- ----------------------
Articles of Incorporation shall provide for an authorized Board of Directors of not more than nine (9) members, (ii) at least one (1) of the Company's directors shall at all times be a person designated by Investor and who shall initially be Geoffrey Guy ("Guy"), so long as Investor owns any Shares or Conversion Shares, and so long as

Guy shall be an employee of Investor, (iii) in the event of the death, resignation or removal of any director so designated by Investor, Investor shall be entitled to designate such director's successor, (iv) the Company agrees that in submitting to the Company's shareholders or Board of Directors the names and nominees for election as directors or in filling interim vacancies, it will use its best efforts to cause any person or persons designated pursuant to clauses
(ii) or (iii) above, and any person or persons designated to be elected upon exercise of the Option, as a director and (v) at least a majority of the Company's directors shall at all times be persons who are not in the employment of the Company. Failure of any person designated by Investor to be elected pursuant to the foregoing provisions, shall be an Event of Default within the meaning of article 11. On the Closing Date, Investor will own approximately 20% of the issued and outstanding capital stock of the Company on a fully diluted basis. Upon any full or partial exercise of the Option, Investor shall be entitled to designate such number of members of the Board of Directors equal to Investor's percentage equity interest (determined on "as converted" and fully diluted basis) in the equity of the Company (any hundredth fractional interest to be rounded up to the next higher tenth fractional interest) times the number of directors who shall constitute the Board following such exercise, rounded to the nearest whole number. The Company agrees, as a general practice, to hold meetings of its Board of Directors at least once each calendar quarter, and during each year to hold its annual meeting of shareholders on or approximately on the date provided in its By-Laws. Investor shall be provided notice of, and the right to have its representatives (other than its designated director) attend as observers, all meetings of the Company's Board of Directors.

               The Company shall reimburse Investor for the reasonable out-of-pocket travel expenses incurred by Investor for the directors designated as provided in the first paragraph of this section 7.9 in connection with attending meetings or otherwise fulfilling their fiduciary responsibilities as directors, and shall maintain a provision in its By-Laws providing the indemnification of its directors to the full extent permitted by the law of the state of Minnesota; provided, however, in no event shall the Company be obligated to reimburse Investor for travel expenses that exceed standard "coach" travel rates for airfare between London and Minneapolis, MN.

               7.10   Application of Proceeds.  Unless otherwise approved by
                      -----------------------
Investor, the net proceeds received by the Company from the sale of the Shares pursuant to the Agreement will be used substantially for general working capital purposes, including the purchase of capital equipment, advertising, marketing, inventory purchases and personal expenses, and research and development.

               Pending use of the proceeds in the business, they shall be deposited in a bank or banks having deposits of $150,000,000 or more, invested in certificates of deposit or repurchase agreements of a bank or banks having deposits of $150,000,000 or more, invested in money market mutual funds having assets of

$500,000,000 or more, or invested in securities issued or guaranteed by the United States Government.

               7.11   Retirement Plans.  The Company will cause each retirement
                      ----------------
plan of the Company in which any employees of the Company participate that is subject to the provisions of ERISA to be administered in a manner consistent with those provisions of ERISA which may, from time to time, become effective and operative with respect to such plans.

               7.12  Filing of Reports.  The Company will, from and after such
                     -----------------
time as it has securities registered pursuant to (S)12 of the Securities Exchange Act of 1934 or has securities registered pursuant to the Securities Act, make timely filings of such reports as are required to be filed by it with the Commission so that Rule 144 under the Securities Act or any successor provision thereto will be available to the security holders of the Company who are otherwise able to take advantage of the provisions of such Rule.

               7.13  Patents and Other Intangible Rights.  The Company will
                     -----------------------------------
apply for, or obtain assignments of, or licenses to use, all patents, trademarks, trade names and copyrights which in the opinion of a prudent and experienced businessman operating in the industry in which the Company is operating are desirable or necessary for the conduct and protection of the business of the Company.

               7.14  Key Man Insurance.  Within 90 days of the Closing, the
                     -----------------
Company shall seek to obtain a term life insurance policy which will pay benefits of at least $1,000,000 to the Company upon the death of Dr. Franklin Pass, if such insurance is readily available on commercially reasonable terms and available at reasonably affordable rates in light of the Company's then current financial condition.

               7.15  Subsidiaries.  If the Company establishes or maintains any
                     ------------
subsidiary corporations, it shall cause each such subsidiary corporation to comply with the covenants set forth in this article 7.

               7.16 Preemptive Rights.
                    -----------------

               (a) Other than with respect to shares of the Company's capital stock that may be issued pursuant to option exercises under the Company's stock option plans, and other than with respect to those warrants, options and convertible promissory notes listed as outstanding on Schedule 11 attached hereto, Investor, in case of the proposed issuance by the Company of, or the proposed granting by the Company of rights or options to purchase, any additional shares of capital stock of the Company, shall, if the issuance of the shares proposed to be issued or issuable upon exercise of such rights or options or upon conversion of such other securities would adversely affect the voting rights of Investor in any respect, have the right, in accordance with the terms and conditions of this section 7.16, to purchase such additional shares in such proportions as shall be determined in paragraph 7.16(b).

               (b) The preemptive right provided for in paragraph 7.16(a) shall entitle Investor to purchase such number of the shares of capital stock of the Company to be offered or optioned for sale as nearly as practicable in such proportions as would, if such preemptive rights were exercised, preserve the relative voting rights of Investor and at a price or prices not less favorable than the price or prices at which such additional shares are proposed to be offered for sale to others, without deduction of such reasonable expenses of and compensation for the sale, underwriting or purchase of such shares by underwriters or dealers as may lawfully be paid by the Company.

               (c) The Board of Directors shall cause to be given to Investor, a written notice setting forth the time within which and the terms and conditions upon which Investor may purchase such additional shares or other securities. Such notice shall be given at least twenty days prior to the expiration of the period during which Investor shall have the right to purchase such shares.

          8.   Negative Covenants of the Company.  Subject to the provisions of
               ---------------------------------
article 14 (and, with respect to section 8.2 below, share repurchases effected by the Company pursuant to the Shareholder Agreement) the Company will be limited and restricted as follows:

               8.1  Consolidation, Merger, Acquisition, etc.  The Company will
                    ---------------------------------------
not, nor will it permit any subsidiary to, sell, lease, license or otherwise dispose of all or substantially all of its assets or any asset or assets which have a material affect upon the business assets or financial condition of the Company, or consolidate with or merge into any other corporation or entity, or permit any other corporation or entity to consolidate or merge into it without the approval of Investor; provided, however, that a subsidiary of the Company may be merged with the Company or another subsidiary of the Company without the approval of Investor.

               8.2  Dividends on or Redemption of Junior Stock.  The Company
                    ------------------------------------------
will not, without the approval of Investor, declare or pay any cash dividend on its common shares, or make any other distribution on any common shares or all other shares of stock of any other class of the Company at any time created and issued ranking junior to the Series B Preferred Shares with respect to the rights to receive dividends and the right to the distribution of assets upon liquidation, dissolution or winding up of the Company ("Junior Stock"), other than those payable solely in shares of Junior Stock, or, except pursuant to the terms of the Shareholder Agreement, purchase, redeem or otherwise acquire for any consideration (other than in exchange for or out of the net cash proceeds of the contemporaneous issue or sale of other shares of Junior Stock or debt securities convertible into other shares of Junior Stock), or set aside as a sinking fund or other fund for the redemption or repurchase of any shares of Junior Stock, rights or options to purchase shares of Junior Stock.

               8.3  Other Restrictions.  The Company will not, nor will it
                    ------------------
permit any subsidiary to, without the prior written consent of Investor:

               (a) guarantee, endorse or otherwise be or become contingently liable in excess of $10,000 in connection with the obligations, securities or dividends of any person, firm, association or corporation other than the Company or a subsidiary, except that the Company may endorse negotiable instruments for collection in the ordinary course of business;

               (b) make loans or advances in excess of $10,000 to any person (including without limitation to any officer, director or shareholder of the Company or any subsidiary of the Company), firm, association or corporation, except (i) advances to suppliers made in the ordinary course of business, and (ii) loans to employees to assist such employees in relocating to the Minneapolis-St. Paul area, as approved by the Company's Board of Directors;

               (c) pay compensation, whether by way of salaries, bonuses, participation in pension or profit sharing plans, fees under management contracts or for professional services or fringe benefits to any officer in excess of amounts fixed by the Board of Directors of the Company prior to any payment to such officer;

               (d) alter the authorized capital stock of the Company as set forth in the Company's Articles of Incorporation whether (i) by the authorization of additional amounts, classes or series of such capital stock, or (ii) by the authorization of any new class of capital stock, or
     (iii) by way of any stock split or combination, or (iv) altering the rights and/or preferences of the Series B Preferred Shares;

               (e)  change its fiscal year; or

               (f) make any material change in the nature of its business as carried on at the date of the Agreement.

          9.  Conversion of Shares.
              --------------------

               9.1  Conversion of Shares.  Investor may, at its option, from and
                    --------------------
after the occurrence of such events as are set forth in the relevant provisions of the Company's Articles of Incorporation, convert the Shares, or any thereof, into Conversion Shares at the rate and upon the terms and conditions and subject to the adjustments set forth in the Company's Articles of Incorporation. Each Share shall be automatically converted into Conversion Shares on such terms and conditions as are set forth in the Company's Articles of Incorporation.

               9.2  Stock Fully Paid; Reservation of Shares.  The Company
                    ---------------------------------------
covenants and agrees that all Conversion Shares that may be issued upon the exercise of the conversion privilege referred to in section 9.1 will, upon issuance in accordance with the terms of the Company's Articles of Incorporation be fully paid and nonassessable and free from all taxes, liens and charges (except for taxes, if any, upon income and applicable transfer taxes) with respect to the issue thereof, and that the issuance thereof shall not give rise to any preemptive rights on the part of any person. The Company further covenants and agrees that the Company will at all times have authorized and reserved a sufficient number of its common shares for the purpose of issue upon the exercise of such conversion privilege.

               9.3  Adjustment of Number of Shares and Conversion Price. The
                    ---------------------------------------------------
number of common shares issuable upon conversion of the Shares and the conversion price with the respect thereto shall be subject to adjustment from time to time as set forth in the Company's Articles of Incorporation.

           10.  Registration Rights.
                -------------------

               10.1  Required Registration.  If, after one year from the Closing
                     ---------------------
Date, the Company receives a written request from Investor, the Company shall prepare and file a registration statement under the Securities Act covering the Purchased Shares (as defined in section 15.9 hereof) which are the subject of such request and shall use its best efforts to cause such registration statement to become effective. Notwithstanding the foregoing, the Company may (a) elect not to proceed with such registration if the price at which such shares are to be sold pursuant to such registration statement is less than $4.00 per share (as adjusted for any stock splits, stock dividends or other corporate reorganizations), or (b) postpone the effective date of any such registration to a date which is no more than 180 days after the effective date of any registration filed by the Company prior to or within thirty (30) days after the receipt of the written request from Investor. The Company shall be obligated to prepare, file and cause to become effective only one (1) registration statement pursuant to this section 10.1; notwithstanding the foregoing, Investor may require, pursuant to this section 10.1, the Company to file any number of registration statements on Form S-3 (or any successor form subsequently promulgated by the Commission as a replacement for Form S-3) if such form is then available for use by the Company and Investor. In the event that (a) Investor determines for any reason not to proceed with a registration at any time before the registration statement has been declared effective by the Commission, and Investor requests the Company to withdraw such registration statement, if theretofore filed with the Commission, is withdrawn with respect to the Purchased Shares covered thereby, and (b) Investor agrees to bear its own expenses incurred in connection therewith and to reimburse the Company for the expenses incurred by it attributable to the registration of such Purchased Shares, then Investor shall not be deemed to have exercised its right to require the Company to register securities pursuant to this section 10.1.

               Without the written consent of Investor, neither the Company nor any other holder of securities of the Company may include securities in such registration if in the good faith judgement of the managing underwriter of such public offering the inclusion of such securities would interfere with the successful marketing of the Purchased Shares or require the exclusion of any portion of the Purchased Shares to be registered.

               10.2  Incidental Registration.  Each time the Company shall
                     -----------------------
determine to proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale for money of any of its securities by it or any of it security holders, the Company will give written notice of its determination to Investor. Upon written request of Investor given within 30 days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all shares of Purchased Shares for which Investor has so requested registration thereof, to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by Investor; provided, however, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any such registration initiated by it; provided further, however, that if the Company determines not to proceed with a registration after the registration statement has been filed with the Commission and the Company's decision not to proceed is primarily based upon the anticipated public offering price of the securities to be sold by the Company, the Company shall promptly complete the registration for the benefit of Investor should Investor wish to proceed with a public offering of its Purchased Shares provided Investor agrees to bear all expenses in excess of $25,000 incurred by the Company as the result of such registration after the Company has decided not to proceed. If any registration pursuant to this section shall be underwritten in whole or in part, the Company may require that the Purchased Shares requested for inclusion pursuant to this section be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. In the event that the Purchased Shares requested for inclusion pursuant to this section would constitute more than twenty-five percent (25%) of the total number of shares to be included in a proposed underwritten public offering, and if in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the Purchased Shares originally covered by a request for registration would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock offered by the Company, the number of shares of Purchased Shares otherwise to be included in the underwritten public offering may be reduced pro rata among all holders thereof requesting such registration; provided, however, that after any such required reduction the Purchased Shares to be included in such offering shall constitute at least twenty-five percent (25%) of the total number of shares to be included in such offering. Those shares of Purchase Shares which are thus excluded from the underwritten public offering shall be withheld from the market by the holders thereof for a period, not to exceed 60 days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten pubic offering.

               10.3  Registration Procedures.  If and whenever the Company is
                     -----------------------
required by the provisions of section 10.1 or 10.2 to effect the registration of any Purchased Shares under the Securities Act, the Company will:

               (a) prepare and file with the Commission a registration statement with respect to such securities, and use its best efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed six (6) months;

               (b) prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed six (6) months;

               (c) furnish to Investor, to the extent it is participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as Investor and the underwriters may reasonably request in order to facilitate the public offering of such securities;

               (d) use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as Investor may reasonably request within 20 days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

               (e)  notify Investor promptly and confirm such advice in writing:

               (i) when the registration statement, any pre-effective amendment, the prospectus or any prospectus supplement or post-effective amendment to the registration statement has been filed, and with respect to the registration statement or any post-effective amendment, when the same has become effective,

               (ii) of any request by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information,

               (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Purchased Shares for sale under the securities or "Blue Sky" laws of any jurisdiction or the initiation or threat of any proceeding for such purpose, and

               (iv) of the existence of any fact which results in the registration statement, the prospectus or any document incorporated therein by reference containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make any statement therein not misleading;

          (f) prepare and file with the Commission, promptly upon the request of Investor, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for Investor (and concurred in by counsel for the Company), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Purchased Shares by Investor;

          (g) prepare and promptly file with the Commission and promptly notify Investor of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

          (h) advise Investor, promptly after it shall receive no or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for the purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal of such stop order should be issued;

               (i) not file any amendment or supplement to such registration statement or prospectus to which Investor shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least five business days prior to the filing thereof, unless in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under any applicable federal or state law and such filing will not violate applicable law; and

               (j) enter into such customary agreements and take all such other actions in connection therewith in order to expedite or facilitate the disposition of such Purchased Shares, whether or not an underwriting agreement is entered into and whether or not the Purchased Shares are to be sold in an underwritten offering.

               10.4  Expenses.  With respect to each inclusion of Purchased
                     --------
Shares in a registration statement pursuant to section 10.2 (except as otherwise provided in section 10.2 with respect to registrations terminated by the Company), the Company shall bear the following fees, costs and expenses: all registration, filing and NASD fees (or, if applicable, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which such securities are required to be listed), printing expenses and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company and/or Investor (as a selling security holder) are required to bear such fees and disbursements), all internal expenses, the premiums and other costs of policies of insurance against liability arising out of the pubic offering, if any, and all legal fees and disbursements and other expenses of complying with the state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified; provided, however, that nothing contained herein shall be deemed to require the Company to consent to general service of process in any state in order to qualify its securities for sale therein. With respect to any registration, including registrations pursuant to Form S-3, requested pursuant to section 10.1 (except as otherwise provided in such section with respect to registrations voluntarily terminated at the request of Investor and except with respect to any underwriter's expense on any registration using Form S-3 that is underwritten), the Company shall bear all fees, costs and expenses including, but not limited to, those listed above. Notwithstanding anything to the contrary contained herein, fees and disbursements of counsel and accountants for Investor along with any commissions and transfer taxes owing by Investor shall be borne by Investor.

               10.5  Indemnification.  In the event that any Purchased Shares
                     ---------------
are included in a registration statement under sections 10.1 or 10.2:

               (a) The Company will indemnify Investor and hold Investor harmless pursuant to the provisions of this article and will indemnify any underwriter (as defined in the Securities Act) for Investor and each person, if any, who controls Investor or such underwriter within the meaning of the Securities Act, from and against any and all losses, claims, damages, liabilities, costs and expenses (including, but not limited to all legal or other expenses reasonably incurred by it in connection with investigating or defending any loss, claim, damage, liability, cost and expense and any amounts paid in settlement of any litigation, commenced or threatened, if such settlement is effected with the prior written consent of the Company) to which Investor and/or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable to Investor to the extent that any such loss, claims, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by Investor.

               (b) Investor will indemnify and hold harmless the Company, any controlling person and any underwriter from and against any and all losses, claims, damages, liabilities, costs or expenses to which the Company or any controlling person and/or any underwriter may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities, costs or expenses are caused by any untrue, or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with information furnished by Investor.

               (c) Promptly after receipt by any indemnified party pursuant to the provisions of paragraph (a) or (b) of this section of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph (a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defence thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the proviso of the preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable
     time   after the notice of the commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

               10.6  Registration Rights of Transferees.  The registration
                     ----------------------------------
rights granted pursuant to this article 10 shall also be for the benefit of, and enforceable by, any subsequent holder of Purchased Shares, whether or not any express assignment of such rights to any such subsequent holder is made, so long as such subsequent holder acquires at least twenty-five percent (25% ) of the Purchased Shares then outstanding.

          11.  Default.
               -------

               11.1  Events of Default.  Each of the following events shall be
                     -----------------
 an event of default (an "Event of Default") for purposes of the Agreement:

               (a) if the Company shall default in any material respect in the due and punctual performance of any covenant or agreement in any note, bond, indenture, loan agreement, note agreement, mortgage, security agreement or other instrument evidencing or related to bank indebtedness of the Company in excess of $400,000, and such default shall continue for more than the period of notice and/or grace, if any, therein specified and shall not have been waived; or

               (b) (i) if any representation or warranty made by or on behalf of the Company in the Agreement or in any certificate, report or other instrument delivered under or pursuant to any term hereof shall prove to have been untrue or incorrect in any material respect as of the date of the Agreement, or (ii) if any report, certificate, financial statement or financial schedule or other instrument prepared or purported to be prepared by the Company or any officer of the Company hereafter furnished or delivered under or pursuant to the Agreement shall prove to be untrue or incorrect in any material respect as of the date it was made, furnished or delivered; or

               (c) if the Company defaults in the due and punctual performance or observance of any covenant contained in the Agreement, and such default continue for a period of 15 days after written notice thereof to the Company by Investor; provided, however, that an Event of Default shall not be deemed to have occurred if, at the end of such 15-day, the Company is diligently attempting to cure such default and the existence of such default is not materially adversely affecting the business or financial condition of the Company; or

               (d) if Investor's designee(s) to the Company's Board of Directors shall fail to be elected to the Board of Directors in the manner and under the terms and conditions set forth in section 7.9 of the Agreement.

               11.2  Remedy Upon Events of Default.  Upon the occurrence of an
                     -----------------------------
Event of Default, and so long as such Event of Default continues unremedied, then, unless such Event of Default shall have been waived in the manner provided in article 15, Investor shall be entitled to designate a majority of the Board of Directors of the Company.

               11.3  Notice of Defaults.  When, to its knowledge, any Event of
                     ------------------
Default has occurred or exists, the Company shall give written notice within ten
(10) business days of such Event of Default to Investor. If Investor shall give any notice or take any other actions in respect of a claimed Event of Default, the Company will forthwith give written notice thereof to all other holders of Purchased Shares at the time outstanding, describing such notice or action and the nature of the claimed Event of Default.

               11.4  Suits for Enforcement.  In case any one or more Events of
                     ---------------------
Default shall have occurred and be continuing, unless such Events of Default shall have been waived in the manner provided in article 15, Investor may proceed to protect and enforce its rights under this article 11 by suit in equity or action at law. It is agreed that in the event of such action, Investor shall be entitled to receive all reasonable fees, costs and expenses incurred, including without limitation such reasonable fees and expenses of attorneys (whether or not litigation is commenced) and reasonable fees, costs and expenses of appeals.

               11.5  Remedies Cumulative.  No right, power or remedy conferred
                     --------------------
upon Investor hereunder shall be exclusive, and each such right, power or remedy shall be cumulative and in addition to every other right, power or remedy, whether conferred hereby or by any such security or now or hereafter available at law or in equity or by statute or otherwise.

               11.6  Remedies Not Waived.  No course of dealing between the
                     -------------------
Company and Investor and no delay in exercising any right, power or remedy conferred hereby or by any such security or now or hereafter existing at law or in equity or by statute or otherwise, shall operate as a waiver of or otherwise prejudice any such right, power or remedy; provided, however, that this section shall not be construed or applied so as to negate the provisions and intent of any statute which is otherwise applicable.

          12.  Restriction on Transfer of Shares.
               ---------------------------------

               12.1  Restrictions.  The Shares, the Option, the Series B
                     ------------
Preferred Shares issuable upon exercise of the Option and the Conversion Shares are only transferable pursuant to (a) a public offering registered under the Securities Act, (b) Rule 144 or Rule 144A under the Securities Act (or any similar rule then in effect) if such rules are or become available, or (c) subject to the conditions specified elsewhere in this article 12, and, with respect to the Option, the terms of the Option Agreement, any other legally available means of transfer.

               12.2  Legend.  Each certificate representing Shares shall be
                     ------
endorsed with the following legends:

          "The shares represented by this certificate may not be transferred without (i) the opinion of counsel satisfactory to this corporation that such transfer may lawfully be made without registration under the Securities Act of 1933, as amended and all applicable state securities laws or (ii) such registration."

          "The securities represented by this certificate are subject to certain transfer and co-sale rights set forth in certain agreements, dated September 27, 1993, between the registered owner of such securities and certain other persons, and may not be sold, transferred or otherwise disposed of except in compliance with the terms of such agreements, a copy of which is available for inspection in the principal office of the issuer of such securities."

Upon the conversion of any Shares, unless the Company receives an opinion of counsel satisfactory to the Company to the effect that a transfer of the Conversion

Shares may be made without registration or further restriction or transfer, or unless such Conversion Shares are being disposed of pursuant to a registration under the Securities Act, the same legend shall be endorsed on the certificate evidencing such Conversion Shares.

               12.3  Removal of Legend.  Other than with respect to the removal
                     -----------------
of any legend evidencing transfer restrictions on Shares arising out of the Co-Sale or Shareholder Agreements (which removal shall be governed by the terms of such Agreements), any legend endorsed on a certificate evidencing a security pursuant to section 12.2 hereof shall be removed, and the Company shall issue a certificate without such legend to Investor (or its nominee, designee or transferee, as the case may be), if such security is being disposed of pursuant to a registration under the Securities Act or pursuant to Rule 144, Rule 144A or any rule, regulation or other exemption then in effect or if Investor (or its designee or proposed transferee) provides the Company with an opinion of counsel satisfactory to the Company to the effect that a transfer of such security may be made pursuant to Rule 144, Rule 144A or any rule, regulation or other exemption then in effect, without registration. In addition, if Investor delivers to the Company an opinion of such counsel to the effect that no subsequent transfer of such security will require registration under the Securities Act, the Company will promptly upon such contemplated transfer deliver new certificates evidencing such security that do not bear the legend set forth in section 12.2.

          13.  Investor Covenant Not to Buy Shares.  Other than with respect to
               -----------------------------------
share purchases which Investor may elect to make pursuant to the Shareholder Agreement, Investor covenants that it shall neither buy nor solicit offers to sell any shares of capital stock or any purchase rights to acquire any shares of capital stock of the Company, from any person, partnership or entity which is currently a shareholder of the Company on the date of this Agreement until the earlier to occur of the events set forth in section 14(i) or (ii) below.

          14.  Termination of Covenants.  The obligations of the Company under
               ------------------------
Articles 7 and 8 of the Agreement and the right to designate a majority of the Board of Directors of the Company under section 11.2 of the Agreement, notwithstanding any provisions hereof apparently to the contrary, shall terminate and shall be of no further force or effect on the earliest to occur of
(i) the date that the Company completes an offering of shares of its capital stock to the public pursuant to a registration statement filed with and declared effective by the Commission pursuant to the Securities Act in which the net proceeds received by the Company equal or exceed $5,000,000 and the per share purchase price equals or exceeds $4.00 (as adjusted for stock splits, stock dividends or other corporate reorganizations), (ii) the date following the merger of the Company with or into another corporation, the shares of which are currently registered pursuant to Section 12 or 15 of the Securities Exchange Act of 1934, as amended, and following such merger,
(A) the Company continues to be the surviving corporation, (B) the surviving corporation's common shares are registered pursuant to Section 12 or 15 of the Securities Exchange Act of 1934, as amended, and (C) the market value of the Company equals or exceeds $5 million, calculated for purposes of this section 14, as the product of the average closing price for the Company's Common Stock during any 20 consecutive trading days times the total number of outstanding shares of Common Stock or (iii) September 27, 1998.

          15.  Miscellaneous.
               -------------

               15.1  Waivers Amendments and Approvals.  No amendment or waiver
                     --------------------------------
of any provision of the Agreement, shall in any event be effective unless the same shall be in writing and signed by Investor and the Company, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

               15.2  Changes, Waiver, Etc.  Neither the Agreement nor any
                     --------------------
provision hereof may be changed, waived, discharged or terminated orally, but only by a statement in writing, discharge or termination is sought, except to the extent provided in section 15.1.

               15.3  Notices.  All notices, requests, consents and other
                     -------
communications required or permitted hereunder shall be in writing and shall be delivered, or mailed first-class postage prepaid, registered or certified mail,

               (a)  if to Investor at ___________________________________
                    -----------------------------------------------------
                    -----------------------------------------------------
                    -----------------------------------------------------
                    or at such other addresses as Investor may specify by written notice to the Company, or

               (b) if to the Company at 1840 Berkshire Lane, Minneapolis, Minnesota 55441. Attention: President; with a copy to J. Andrew Herring, Dorsey & Whitney, 220 South Sixth Street, Minneapolis, MN 55402 USA, or at such other address as the Company may specify by written notice to Investor.

and such notices and other communications shall for all purposes of the Agreement be treated as being effective or having been given if delivered personally, or, if sent by mail, when received.

               15.4  Survival of Representations and Warranties, Etc.  All
                     -----------------------------------------------
representations and warranties contained herein shall survive the execution and delivery of the Agreement, any investigation at any time made by Investor or on their behalf, and the sale and purchase of the Shares and payment therefor. All statements contained in any certificate, instrument or other writing delivered by or on behalf of the Company pursuant to the Agreement (other than legal opinions) or in connection with or in contemplation of the transactions herein contemplated shall constitute representations and warranties by the Company hereunder.

               15.5  Parties in Interest.  All the terms and provisions of the
                     -------------------
Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by the holder or holders from time to time of any of the Purchased shares.

               15.6  Headings.  The headings of the Articles and sections of the
                     --------
Agreement have been inserted for convenience of reference only and do not constitute a part of the Agreement.

               15.7  Choice of Law.  The laws of Minnesota shall govern the
                     -------------
validity of the Agreement, the construction of its terms and the interpretation of the rights and duties of the parties hereunder.

               15.8  Counterparts.  The Agreement may be executed concurrently
                     ------------
in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               15.9  Definition of Purchased Shares.  For purposes of the
                     ------------------------------
Agreement the term "Purchased Shares" shall refer to and include (a) the Shares,
(b) the Conversion Shares, (c) the Series B Preferred Shares and the Common Shares received upon conversion of the Series B Preferred Shares purchased upon exercise of the Option and (d) any shares of capital stock of the Company issued with respect to, or in exchange for, any of the foregoing in any corporate recapitalization or corporate restructuring.

               If Investor is in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this letter and return the same to the undersigned.

                              Very truly yours,

                              MEDI-JECT CORPORATION



                              By _____________________________
                                 Name:
                                 Title:

                                  ACCEPTANCE

     The undersigned hereby accepts the terms and conditions set forth in the investment agreement, dated September 27, 1993, by and between Medi-Ject Corporation and the undersigned as the terms and conditions applicable to the purchase by the undersigned of preferred shares of the Company. By the execution of this acceptance, the undersigned hereby makes each of the representations contained in article 5 of such investment agreement. The undersigned further represents either that it qualifies as an "accredited investor," as that term is used in Regulation D promulgated under the federal Securities Act of 1933, because (check one):

  ____ the undersigned is an individual with a net worth in excess of $1,000,000;

  ____ the undersigned is an individual who either (a) had an income in excess of $200,000 in each of the years 1992 and 1991 and who reasonably expects an income in excess of $200,000 in 1993, or (b) had a joint income with the undersigned's spouse in excess of $300,000 in each of the years 1992 and 1991 and who reasonably expects a joint income in excess of $300,000 in 1993;

  ____ it is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940;

  ____ the undersigned is a director or executive officer of Medi-Ject Corporation;

  ____ it is a corporation, partnership, business trust or a nonprofit organization within the meaning of section 501(c)(3) of the Internal Revenue Code that was not formed for the purpose of acquiring the securities of Medi-Ject Corporation and that has total assets in excess of $5,000,000;

  ____ it is a small business investment company licensed by the United States Small Business Administration;

  ____ it is a self-directed employee benefit plan for which all persons making investment decisions are "accredited investors"; or

  ____ it is an entity, all of whose equity owners or partners are "accredited investors."

                                    INVESTOR

                                    By _________________________________